Inventories	12 Months Ended
Dec. 31, 2024
Text Block1 [Abstract]
Inventories
18. Inventories

Million US dollar	31 December 2024	31 December 2023

Prepayments	79	120
Raw materials and consumables	2 854	3 207
Work in progress	508	588
Finished goods	1 407	1 434
Goods purchased for resale	171	234
Inventories	5 019	5 583

Inventories other than work in progress
Inventories stated at net realizable value	259	323
The cost of inventories recognized as an expense in 2024 amounts to 26 744m US dollar, included in cost of sales (2023: 27 396m US dollar, 2022: 26 305m US dollar). Impairment losses on inventories recognized in 2024 amount to 98m US dollar (2023: 110m US dollar, 2022: 148m US dollar).